UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2004

Heritage Commerce Corp
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Almaden Boulevard
San Jose, California    95113
(Address of principal executive offices including zip code)

(408) 947-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former Address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits.

99.1        Press Release, dated July 20, 2004, entitled "Heritage Commerce Corp Reports Loan Portfolio Grows 11% and Core Deposits Rise 12% in the Second Quarter Ended June 30, 2004 "

ITEM 12. DISCLOSURE OF RESULTS OF OPERATION AND FINANCIAL CONDITION.

On July 20, 2004, Heritage Commerce Corp issued a press release announcing results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 20, 2004	Heritage Commerce Corp
By: /s/ Lawrence D. McGovern Name: Lawrence D. McGovern Executive Vice President and Chief Financial Officer
By: /s/ William Del Biaggio, Jr. William Del Biaggio, Jr. Interim Chief Executive Officer

Index to Exhibits
Exhibit No.	Description
99.1*	Press Release, dated July 20, 2004, entitled "Heritage Commerce Corp Reports Loan Portfolio Grows 11% and Core Deposits Rise 12% in the Second Quarter Ended June 30, 2004 "

*    Also provided in PDF format as a courtesy.